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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2018

People’s Utah Bancorp
(Exact name of registrant as specified in its charter)

Utah	001-37416	87-0622021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street American Fork, UT
(Address of principal executive offices)

84003
(Zip code)

(801) 642-3998
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [X]

Item 2.02Results of Operations and Financial Condition.

To the extent the information in Item 7.01 or Exhibit 99.1 relates to a completed fiscal period, such information is incorporated into this item 2.02.

Item 7.01Regulation FD Disclosure.

On January 10, 2018, Peoples Utah Bancorp (the "Company") issued a press release discussing the financial impact of amendment to the federal tax code. A copy of the Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing..

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1 Press Release of People’s Utah Bancorp dated January 10, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: January 10, 2018	By:	/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer

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